EXHIBIT J
                  OPTION AGREEMENT, dated as of December 22, 1996, between Lawrence Pesin (the "Optionee"), with a business address at c/o Concord Camera Corp., 35 Mileed Way, Avenel, New Jersey 07001-2403, and CONCORD CAMERA CORP. ("Concord"), a New Jersey corporation.
                  WHEREAS, the Optionee is presently employed by Concord or a subsidiary (as defined in Concord's Incentive Plan (the "Plan")) thereof (collectively, the "Concord Group of Companies"); and
                  WHEREAS, Concord is desirous of increasing the incentive of the Optionee to exert his utmost efforts to contribute to the future success and prosperity of the Concord Group of Companies; and
                  WHEREAS, with Concord's consent, pursuant to that certain Agreement, dated as of February 7, 1997 by and among Gary M. Simon ("Simon"), Brian King, the Optionee and Keith Lampert, the Optionee has purchased from Simon the right and option to purchase an aggregate of 10,000 shares of Concord's no par value common stock (the "Common Stock"); and
                  WHEREAS, upon execution of this Option Agreement, that certain Option Agreement, dated as of December 22, 1996, by and between Simon and Concord is being canceled and replaced in part by this Option Agreement;
                  NOW, THEREFORE, the parties agree as follows:
                  1. Grant of Option.
                  Pursuant to the Plan, and subject to the terms and conditions set forth therein and herein, Concord hereby grants to the Optionee the right and option (the "Option") to purchase an aggregate of 10,000 shares (the "Option Shares") of Concord's no par value common stock (the

July 28, 1997 (11:25 am)
                                        1

"Common Stock") which Option is intended to qualify as an incentive stock option, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").
                  2.       Purchase Price.
                  The purchase price (the "Purchase Price") of the Option Shares shall be $1.8125 per share, subject to adjustment pursuant to Paragraph 6.
                  3.   Time of Exercise.
                  (a) The Optionee shall be entitled to exercise the Option: (1) as to 20% of total number of Option Shares as of the date hereof, and (ii) as to an additional 1/48 of the total number of remaining Option Shares on December 31, 1996 and on the last day of each subsequent calendar month until November 30, 2000 (see attached "Exhibit A" vesting schedule).
                  (b) The Option shall expire and shall not be exercisable after December 21, 2006, unless the Option shall be sooner terminated pursuant to Paragraph 4.
                  (c) Notwithstanding anything to the contrary contained herein, if the average Fair Market Value (as defined below) of one share of Common Stock shall be equal to or greater than $5.00 for 90 consecutive trading days, the Option shall immediately become exercisable as to all the underlying shares of Common Stock.
                  4.Exercise of Option After Termination of Employment or Death.
                  (a) Except as provided in subparagraph 4(b) below, if the employment of the Optionee with a member of the Concord Group of Companies shall be terminated for any reason and immediately after such termination the Optionee shall not then be employed by any other member of the Concord Group of Companies the Option to the extent not theretofore exercised or exercisable shall expire forthwith unless otherwise agreed to by the Concord.

July 28, 1997 (11:25 am)
                                        2

                  (b) If the Optionee's employment with a member of the Concord Group of Companies shall be terminated for cause by Concord or voluntarily by Optionee without the consent of Concord, the Option, to the extent not exercised, shall immediately terminate and cease to be exercisable. If the Optionee's employment is terminated by death, disability, without cause by Concord or voluntarily by Optionee with the consent of Concord, then any unvested portion of the Option shall be forfeited and the Option may be exercised as to the vested portion at any time or from time to time until the earlier of four years from the date of termination or December 21, 2006.
                  (c) The Option may not be exercised pursuant to this Paragraph 4 except to the extent that the Optionee was entitled to exercise the Option at the time of the termination of his employment, or at the time of his death, and in any event may not be exercised after December 21, 2006.
                  5.       Leave of Absence.
                  In the event the Optionee is on military or sick leave or other bona fide leave of absence (such as temporary employment by the United States or any state government), the Optionee shall be considered as remaining in the employ of his employer for 90 days or such longer period as shall be determined by the Board of Directors of his employer.
                  6.       Adjustment upon Changes in Capitalization.
                  (a) In the event that the outstanding shares of Common Stock are hereafter changed by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination or exchange of shares and the like, or dividends payable in shares of Common Stock, an appropriate adjustment shall be made by the Board of Directors of Concord in the aggregate number of Option Shares and Purchase Price. If Concord shall be reorganized, consolidated, or

July 28, 1997 (11:25 am)
                                        3
merged with another corporation, or if all or substantially all of the assets of Concord shall be sold or exchanged, the Optionee shall thereupon, be entitled to receive upon the exercise of the Option the same number and kind of shares of stock or the same amount of property, cash or securities as he would have been entitled to receive upon the occurrence of any such corporate event as if he had been, immediately prior to such event, the holder of the number of Option Shares covered by the Option; provided, however, that if any of such events occur, the Board of Directors of Concord shall have the discretionary power to prevent the Option from being disqualified as an incentive stock option.
                  (b) Any adjustment under this Paragraph 6 in the number of shares of Common Stock subject to the Option shall apply proportionately to only the unexercised and unexercisable portion of the Option. If fractions of a share would result from any such adjustment, the adjustment shall be revised to the next lower whole number of shares.
                  7.  Method of Exercising Option.
                  (a) The Option shall be exercised by the delivery by Optionee to Concord at its principal office (or at such other address as may be established by Concord's Board of Directors) of written notice of the number of shares of Common Stock with respect to which the Option is being exercised accompanied by payment in full of the Purchase Price of such shares. Payment of the Purchase Price for such shares of Common Stock may be made (i) in U. S. dollars by delivery of cash or personal check, bank draft or money order payable to the order of Concord or by money transfers or direct account debits; (ii) by delivery of certificates representing shares of Common Stock having a fair market value (as defined below) equal to the such Purchase Price; (iii) pursuant

July 28, 1997 (11:25 am)
                                        4
to a broker-assisted  "cashless exercise" program if established by Concord; and
(iv) by any combination of the methods of payment described in (i) through (iii) above.
                  (b) For purposes hereof, the fair market value of a share of Common Stock on any date means the closing price for the Common Stock on such date. The closing price for the Common Stock on any date shall be the closing price thereof officially reported on that date (or if there were no sales on that date, on the next preceding date on which such closing price was recorded) by the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not listed or admitted to trading on any such national securities exchange, the closing price as furnished by the National Association of Securities Dealers through NASDAQ or a similar organization if NASDAQ is no longer reporting such information, or, if the Common Stock is not reported on NASDAQ, as determined in good faith by resolution of the Board of Directors of Concord (whose determination shall be conclusive), based on the best information available to it.
                  8.  Withholding.
                  Concord's obligation to deliver shares of Common Stock upon the exercise of the Option shall be subject to the payment by the Optionee of any applicable federal, state and local withholding tax. Concord shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to the Optionee any federal, state or local taxes required to be withheld with respect to such payment. Subject to the right of Concord's Board of Directors or any committee thereof to disapprove any such election and require the withholding tax in cash, the Optionee shall have the right to elect to pay the withholding tax with shares of Common Stock to

July 28, 1997 (11:25 am)
                                        5
be received upon exercise of the Option or which are otherwise owned by the Optionee. Any election to pay withholding taxes with stock shall be irrevocable once made.
                  9.  Representations.
                  (a) Unless prior to the exercise of the Option the shares of Common Stock issuable upon such exercise are the subject of a registration statement filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and there is then in effect a prospectus filed as part of such registration statement meeting the requirements of Section 10(a)(3) of the Securities Act, the notice of exercise with respect to the Option shall be accompanied by a representation or agreement of the Optionee to Concord to the effect that such shares are being acquired for investment only and not with a view to the resale or distribution thereof, or such other documentation as may be required by Concord, unless, in the opinion of counsel to Concord, such representation, agreement or documentation is not necessary to comply with the Securities Act. If appropriate, certificate(s) for the Option Shares issued upon the exercise of the Option shall bear a legend reciting that such Option Shares may only be transferred if there is then in effect a prospectus filed as part of such registration statement meeting the requirements of Section 10(a)(3) of the Securities Act unless, in the opinion of counsel to Concord, such registration is not required. Concord may also issue "stop transfer" instructions with respect to Option Shares acquired by the exercise of the Option.
                  (b) Concord shall not be obligated to issue or sell any shares of Common Stock until they have been listed on each securities exchange on which the shares of Common Stock may then be listed and until and unless, in the opinion of counsel to Concord, Concord may issue such shares pursuant to a qualification or an effective registration statement, or an exemption from registration,

July 28, 1997 (11:25 am)
                                        6
under such state and federal laws, rules or regulations as such counsel may deem applicable. Concord shall use reasonable efforts to effect such listing, qualification and registration, as the case may be.
                  10.      Option Cannot be Transferred.
                  Unless otherwise agreed to by Concord, the Option is not transferable otherwise than by will or the laws of descent and distribution, and the Option may be exercised during Optionee's lifetime only by the Optionee. Any attempt to transfer the Option in contravention of this Paragraph 10 is void ab initio. The Option shall not be subject to execution, attachment or other process.
                  11.  No Rights in Option Shares.
                  The Optionee shall have none of the rights as a shareholder with respect to any Option Shares until such Option Shares shall be issued to him upon exercise of the Option.
                  12.  Not a Contract of Employment.
                  Nothing contained herein shall confer upon the Optionee any right to remain in the employ of any member of the Concord Group of Companies.
                  13.      Miscellaneous.
                  This Option Agreement cannot be changed or terminated orally. This Option Agreement contains the entire agreement between the parties relating to the subject matter hereof. This Option Agreement has been executed in the State of New Jersey and shall be governed by and construed in accordance with the laws of New Jersey. The paragraph headings herein are intended for convenience of reference only and shall not affect the interpretation hereof.
                  IN WITNESS WHEREOF, the parties have executed this Option Agreement as of the day and year first above written.

July 28, 1997 (11:25 am)
                                        7

                                CONCORD CAMERA CORP.



                                By: /s/ Ira B. Lampert
                                       Ira B. Lampert
                                       Chairman & CEO


                                Optionee:



                                 /s/ Lawrence Pesin
                                 Lawrence Pesin


July 28, 1997 (11:25 am)
                                        8




                   DATE OF    OPTION     EXERCISE PERIOD
GRANTEE            GRANT      PRICE                                   GRANTED
                                        FROM               TO

PESIN, LAWRENCE    22-Dec-96   $1.8125     22-Dec-96    21-Dec-06       7,500
PESIN, LAWRENCE    22-Dec-96   $1.8125     31-Dec-96    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     31-Jan-97    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     28-Feb-97    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     31-Mar-97    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     30-Apr-97    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     31-May-97    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     30-Jun-97    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     31-Jul-97    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     31-Aug-97    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     30-Sep-97    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     31-Oct-97    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     30-Nov-97    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     31-Dec-97    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     31-Jan-98    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     28-Feb-98    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     31-Mar-98    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     30-Apr-98    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     31-May-98    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     30-Jun-98    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     31-Jul-98    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     31-Aug-98    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     30-Sep-98    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     31-Oct-98    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     30-Nov-98    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     31-Dec-98    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     31-Jan-99    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     28-Feb-99    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     31-Mar-99    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     30-Apr-99    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     31-May-99    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     30-Jun-99    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     31-Jul-99    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     31-Aug-99    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     30-Sep-99    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     31-Oct-99    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     30-Nov-99    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     31-Dec-99    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     31-Jan-00    21-Dec-06         625


July 28, 1997 (11:25 am)
                                        9



PESIN, LAWRENCE    22-Dec-96   $1.8125     31-May-97    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     30-Jun-97    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     31-Jul-97    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     31-Aug-97    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     30-Sep-97    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     31-Oct-97    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     30-Nov-97    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     31-Dec-97    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     31-Jan-98    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     28-Feb-98    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     31-Mar-98    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     30-Apr-98    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     31-May-98    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     30-Jun-98    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     31-Jul-98    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     31-Aug-98    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     30-Sep-98    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     31-Oct-98    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     30-Nov-98    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     31-Dec-98    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     31-Jan-99    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     28-Feb-99    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     31-Mar-99    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     30-Apr-99    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     31-May-99    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     30-Jun-99    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     31-Jul-99    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     31-Aug-99    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     30-Sep-99    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     31-Oct-99    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     30-Nov-99    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     31-Dec-99    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     28-Feb-00    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     31-Mar-00    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     30-Apr-00    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     31-May-00    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     30-Jun-00    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     31-Jul-00    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     31-Aug-00    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     30-Sep-00    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     31-Oct-00    21-Dec-06         625
PESIN, LAWRENCE    22-Dec-96   $1.8125     30-Nov-00    21-Dec-06         625


July 28, 1997 (11:25 am)
                                       10